                            MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement, dated October 29, 2003, is entered into as of the dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to October 29, 2003 and entered into as of the effective dates indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (now known as Tax-Free Investments Trust), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date indicated on Exhibit "A".

                                              AIM EQUITY FUNDS
                                              AIM FLOATING RATE FUND
                                              AIM FUNDS GROUP
                                              AIM GROWTH SERIES
                                              AIM INTERNATIONAL MUTUAL FUNDS
                                              AIM INVESTMENT FUNDS
                                              AIM INVESTMENT SECURITIES FUNDS
                                              AIM SELECT REAL ESTATE INCOME FUND
                                              AIM SUMMIT FUND
                                              AIM TAX-EXEMPT FUNDS
                                              AIM VARIABLE INSURANCE FUNDS
                                              SHORT-TERM INVESTMENTS TRUST
                                              TAX-FREE INVESTMENTS TRUST


                                              By: /s/ Robert H. Graham
                                                  -----------------------------

                                              Title: President
                                                     --------------------------



                                              A I M ADVISORS, INC.

                                              By: /s/ Mark H. Williamson
                                                  -----------------------------

                                              Title: President
                                                     --------------------------

                                   EXHIBIT "A"


                                AIM EQUITY FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ---------------
AIM Aggressive Growth Fund                   June 21, 2000
AIM Blue Chip Fund                           June 21, 2000
AIM Capital Development Fund                 June 21, 2000
AIM Charter Fund                             June 21, 2000
AIM Constellation Fund                       June 21, 2000
AIM Core Strategies Fund                   December 28, 2001
AIM Dent Demographic Trends Fund             June 21, 2000
AIM Diversified Dividend Fund              December 28, 2001
AIM Emerging Growth Fund                     June 21, 2000
AIM Large Cap Basic Value Fund               June 21, 2000
AIM Large Cap Growth Fund                    June 21, 2000
AIM Mid Cap Growth Fund                      June 21, 2000
AIM Select Basic Value Fund                 August 29, 2002
AIM U.S. Growth Fund                        August 29, 2002
AIM Weingarten Fund                          June 21, 2000

                             AIM FLOATING RATE FUND

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM Floating Rate Fund                      September 1, 2001

                                 AIM FUNDS GROUP

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM Balanced Fund                             June 1, 2000
AIM Basic Balanced Fund                    September 28, 2001
AIM European Small Company Fund              August 30, 2000
AIM Global Value Fund                       December 27, 2000
AIM International Emerging Growth Fund       August 30, 2000
AIM Mid Cap Basic Value Fund                December 27, 2001
AIM Premier Equity Fund                       June 1, 2000
AIM Select Equity Fund                        June 1, 2000
AIM Small Cap Equity Fund                    August 30, 2000

                                AIM GROWTH SERIES

FUND                                            EFFECTIVE DATE         COMMITTED UNTIL*
----                                            --------------         ---------------
AIM Basic Value Fund                           June 5, 2000
AIM Mid Cap Core Equity Fund                 September 1, 2001
AIM Small Cap Growth Fund                   September 11, 2000
AIM Global Equity Fund**                     September 1, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series. Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ---------------
AIM Asia Pacific Growth Fund                 June 21, 2000
AIM European Growth Fund                     June 21, 2000
AIM Global Aggressive Growth Fund            June 21, 2000
AIM Global Growth Fund                       June 21, 2000
AIM International Growth Fund                June 21, 2000
AIM International Core Equity Fund***      November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                          EFFECTIVE DATE         COMMITTED UNTIL*
----                                          --------------         ---------------
AIM Developing Markets Fund                September 1, 2001
AIM Global Health Care Fund                September 1, 2001
AIM Libra Fund                             November 1, 2002
AIM Trimark Endeavor Fund                  November 4, 2003
AIM Trimark Fund                           November 4, 2003
AIM Trimark Small Companies Fund           November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM High Yield Fund                           June 1, 2000
AIM Income Fund                               June 1, 2000
AIM Intermediate Government Fund              June 1, 2000
AIM Limited Maturity Treasury Fund            June 1, 2000
AIM Money Market Fund                         June 1, 2000
AIM Municipal Bond Fund                       June 1, 2000
AIM Real Estate Fund****                   September 11, 2000
AIM Short Term Bond Fund                     August 29, 2002
AIM Total Return Bond Fund                  December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM Select Real Estate Income Fund             May 31, 2002


                                 AIM SUMMIT FUND

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM Summit Fund                                July 24, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.

**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                              AIM TAX-EXEMPT FUNDS

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM High Income Municipal Fund                 June 1, 2000
AIM Tax-Exempt Cash Fund                       June 1, 2000
AIM Tax-Free Intermediate Fund                 June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                           EFFECTIVE DATE         COMMITTED UNTIL*
----                                           --------------         ---------------
AIM V.I. Aggressive Growth Fund                May 1, 2000
AIM V.I. Balanced Fund                         May 1, 2000
AIM V.I. Basic Value Fund                  September 10, 2001
AIM V.I. Blue Chip Fund                        May 1, 2000
AIM V.I. Capital Appreciation Fund             May 1, 2000
AIM V.I. Capital Development Fund              May 1, 2000
AIM V.I. Core Equity Fund                      May 1, 2000
AIM V.I. Core Stock Fund                     April 30, 2004
AIM V.I. Dent Demographic Trends Fund          May 1, 2000
AIM V.I. Diversified Income Fund               May 1, 2000
AIM V.I. Dynamics Fund                       April 30, 2004
AIM V.I. Financial Services Fund             April 30, 2004
AIM V.I. Government Securities Fund            May 1, 2000
AIM V.I. Growth Fund                           May 1, 2000
AIM V.I. Health Sciences Fund                April 30, 2004
AIM V.I. High Yield Fund                       May 1, 2000
AIM V.I. International Growth Fund             May 1, 2000
AIM V.I. Large Cap Growth Fund              September 1, 2003
AIM V.I. Leisure Fund                        April 30, 2004
AIM V.I. Mid Cap Core Equity Fund          September 10, 2001
AIM V.I. Money Market Fund                     May 1, 2000
AIM V.I. Premier Equity Fund                   May 1, 2000
AIM V.I. Real Estate Fund                    April 30, 2004
AIM V.I. Small Cap Equity Fund              September 1, 2003
AIM V.I. Small Company Growth Fund           April 30, 2004
AIM V.I. Technology Fund                     April 30, 2004
AIM V.I. Total Return Fund                   April 30, 2004
AIM V.I. Utilities Fund                      April 30, 2004


                          SHORT-TERM INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE         COMMITTED UNTIL*
----                                          --------------         ---------------
Government & Agency Portfolio                 June 1, 2000
Government TaxAdvantage Portfolio             June 1, 2000
Treasury Portfolio                            June 1, 2000
Liquid Assets Portfolio*****                  June 1, 2000
STIC Prime Portfolio*****                     June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.

                           TAX-FREE INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE         COMMITTED UNTIL*
----                                          --------------         ---------------
Tax-Free Cash Reserve Portfolio******         June 1, 2000












* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.